                                                               ANNUAL REPORT

The Thai Fund, Inc.
                                                               December 31, 2002

DIRECTORS AND OFFICERS
Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE             DIRECTOR
BOARD OF DIRECTORS
                            Michael Nugent
Ronald E. Robison           DIRECTOR
PRESIDENT AND DIRECTOR
                            Fergus Reid
John D. Barrett II          DIRECTOR
DIRECTOR
                            Stefanie V. Chang
Thomas P. Gerrity           VICE PRESIDENT
DIRECTOR
                            Lorraine Truten
Gerard E. Jones             VICE PRESIDENT
DIRECTOR
                            James W. Garrett
Joseph J. Kearns            TREASURER
DIRECTOR
                            Mary E. Mullin           [MORGAN STANLEY LOGO]
Vincent R. McLean           SECRETARY
DIRECTOR
                            Belinda A. Brady
C. Oscar Morong, Jr.        ASSISTANT TREASURER
DIRECTOR

U.S. INVESTMENT ADVISER                               The Thai Fund, Inc.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

THAI INVESTMENT ADVISER
MFC Asset Management Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information,
including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                      Morgan Stanley
                                                      Investment Management Inc.
                                                      Investment Advisor

(C) 2003 Morgan Stanley

                                                      THE THAI FUND, INC.

                                                      OVERVIEW

LETTER TO STOCKHOLDERS

For the year ended December 31, 2002, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 24.27% compared to 20.39% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $3.48, representing a 13.4% discount to the Fund's net asset value per share.

MARKET REVIEW

The Thai market was one of the best performing markets in 2002 with the Index rising by 17.7% in local currency terms. The market started the year on a positive note with strong domestic consumption and private investments driving the economy forward. The building materials sector was the best performing sector, led by a stellar 153% rise in one of the major cement companies. The property sector was the second best performing sector as demand outstripped supply, leading to a rise in both property sales volume and higher prices. The worst performing sector was the telecommunications sector, as the entry of a new player further intensified competition within the industry.

The Thai economy was strong in 2002 with an estimated projected 5.0% real growth in gross domestic product (GDP). This was led mostly by a strong increase in consumer durable spending and higher private investments. The external sector also performed well despite concerns over the country's reliance on exports to the United States. Current account surplus in trade and services is projected to be in excess of $7 billion dollars or 5.8% of GDP.

Corporate earnings were robust in 2002, driven by a combination of higher sales volume and a return to pricing power. A series of upgrades in earnings expectations by analysts occurred continuously throughout the year. The telecommunications sector was the main exception where increased price competition led to deterioration in earnings and growth prospects.

MARKET OUTLOOK

The strong momentum from 2002 should continue into the first few months of the new year, especially on the back of further stimulus announced by the Thai government. A tax cut package aimed at boosting domestic consumption was announced in December along with tax breaks on property sales. We continue to like construction, banking and property and we are currently overweight in all three sectors.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2003

                                                             THE THAI FUND, INC.

INVESTMENT SUMMARY (UNAUDITED)                               DECEMBER 31, 2002

Historical Information

                                                                              TOTAL RETURN (%)
                                                   -----------------------------------------------------------------------
                                                       MARKET VALUE(1)           NET ASSET VALUE(2)          INDEX(3)
                                                   -----------------------------------------------------------------------
                                                                  AVERAGE                   AVERAGE                AVERAGE
                                                   CUMULATIVE      ANNUAL     CUMULATIVE     ANNUAL    CUMULATIVE   ANNUAL
--------------------------------------------------------------------------------------------------------------------------
One Year                                                6.59%         6.59%       24.27%       24.27%      20.39%    20.39%
Five Year                                             (30.40)        (6.99)      (20.26)        3.76        6.86      1.34
Ten Year                                              (70.03)       (11.35)      (68.62)      (10.94)     (76.56)   (13.50)
Since Inception*                                      (29.25)        (2.30)      (18.26)       (1.36)     (38.85)    (3.25)

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                     YEAR ENDED DECEMBER 31,
                                   ----------------------------------------------------------------------------------------------
                                     1993      1994      1995       1996      1997      1998     1999     2000      2001    2002
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share           $39.42   $ 28.30    $24.89    $ 15.63    $  3.81   $ 3.80   $ 5.71   $  2.99   $ 3.27  $ 4.02
----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share              $36.88   $ 22.38    $22.38    $1 6.38    $  5.25   $ 5.88   $ 7.81   $  2.69   $ 3.30  $ 3.48
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                    (6.4)%   (20.9)%   (10.1)%      4.8%      37.8%    54.7%    36.8%    (10.0)%    0.9%  (13.4)%
----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $ 0.36   $  0.35    $ 0.11    $  0.32    $  0.11   $ 0.19      --    $  0.02   $ 0.00# $ 0.05
----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 0.51   $  4.62    $ 3.38    $  0.08    $  0.12       --      --        --       --      --
----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)                 98.90%    10.40%+   (0.10)%   (35.93)%   (75.17)%   2.88%   50.26%   (47.33)%   9.51%  24.27%
---------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)                88.40%   (17.76)%   (6.11)%   (36.25)%   (75.54)%  22.43%   32.41%   (51.73)%  10.72%  20.39%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
  * The Fund commenced operations on February 16, 1988.
  + This return does not include the effect of the rights issued in connection with the rights offering.
  # Amount is less than $0.005 per share.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                                             THE THAI FUND, INC.

PORTFOLIO SUMMARY (UNAUDITED)                                DECEMBER 31, 2002

[CHART]

Allocation of Total Investments

Equity Securities          98.6%
Short-Term Investments      1.4%

[CHART]

Industries

Banks                                     21.5%
Construction Materials                    18.1%
Wireless Telecommunication Services        8.3%
Food Products                              6.6%
Diversified Financials                     6.4%
Other                                     39.1%

Ten Largest Holdings*

                                    PERCENT OF
                                    NET ASSETS
----------------------------------------------
1.  Siam Cement PCL                      13.1%
2.  Bangkok Bank PCL                      7.8
3.  Siam Commercial Bank PCL              6.9
4.  Thai Farmers Bank PCL                 5.0
5.  Siam City Cement PCL                  5.0
6.  Land & House PCL                      4.9%
7.  TISCO Finance PCL                     4.4
8.  Advanced Info Service PCL             4.4
9.  BEC World PCL                         4.1
10. Shin Corp. PCL                        3.9
                                         ----
                                         59.5%
                                         ----

*  Excludes Short-Term Investments

                                                         THE THAI FUND, INC.

STATEMENT OF NET ASSETS                                  STATEMENT OF NET ASSETS
                                                         DECEMBER 31, 2002

                                                                           VALUE
                                                           SHARES           (000)
--------------------------------------------------------------------------------
THAI INVESTMENT PLAN (101.3%)
================================================================================
THAI COMMON STOCKS (99.7%)
(UNLESS OTHERWISE NOTED)
================================================================================
AIRLINES (0.8%)
  Thai Airways International PCL                          537,200        $   405
================================================================================
BANKS (21.5%)
  Bangkok Bank PCL                                      3,636,650(a)       4,174
  Krung Thai Bank PCL                                   6,003,000(a)         933
  Siam Commercial Bank PCL                              4,757,800(a)       3,116
  Siam Commercial Bank PCL (Foreign)                      822,000(a,b)       548
  Thai Farmers Bank PCL                                 4,459,300(a)       2,688
--------------------------------------------------------------------------------
                                                                          11,459
================================================================================
BEVERAGES (3.1%)
  Serm Suk PCL                                            334,500          1,660
================================================================================
BROADCASTING & CABLE TV (0.4%)
  United Broadcasting Corp., PCL                          604,600(a,b)       203
================================================================================
CHEMICALS (3.1%)
  National Petrochemical PCL                            1,526,300          1,663
================================================================================
CONSTRUCTION MATERIALS (18.1%)
  Siam Cement PCL                                         257,500          6,997
  Siam City Cement PCL                                    547,245          2,665
--------------------------------------------------------------------------------
                                                                           9,662
================================================================================
DIVERSIFIED FINANCIALS (6.4%)
  National Finance PCL                                  3,393,800(a)       1,046
  TISCO Finance PCL                                     4,531,700(a)       2,354
--------------------------------------------------------------------------------
                                                                           3,400
================================================================================
ELECTRIC UTILITIES (1.9%)
  Electricity Generating PCL                            1,169,900          1,010
================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
  Delta Electronics (Thailand) PCL                        841,890            532
================================================================================
FOOD PRODUCTS (6.4%)
  Charoen Pokphand Foods PCL                           19,666,960          1,915
  Thai Union Frozen Products PCL                        3,802,000          1,499
--------------------------------------------------------------------------------
                                                                           3,414
================================================================================
HOUSEHOLD DURABLES (4.9%)
  Land & House PCL                                      1,420,700          2,619
================================================================================
INDUSTRIAL CONGLOMERATES (0.0%)
  Thai Rung Textile PCL                                       958(a,b,c)      --@
================================================================================
INSURANCE (3.3%)
  Bangkok Insurance PCL                                   372,150          1,778
================================================================================
MEDIA (4.1%)
  BEC World PCL                                           459,900          2,175
================================================================================
MULTILINE RETAIL (5.0%)
  Big C Supercenter PCL                                 2,915,300(a)     $ 1,115
  Siam Makro PCL                                        2,091,500          1,552
--------------------------------------------------------------------------------
                                                                           2,667
================================================================================
OIL & GAS (4.2%)
  PTT Exploration & Production PCL                        183,800            605
  PTT PCL                                               1,679,300          1,645
--------------------------------------------------------------------------------
                                                                           2,250
================================================================================
REAL ESTATE (2.0%)
  Asian Property Development PCL                        1,068,900(a)       1,041
================================================================================
TEXTILES AND APPAREL (2.7%)
  Thai Wacoal PCL                                         347,013          1,464
================================================================================
TRANSPORTATION INFRASTRUCTURE (2.5%)
  Bangkok Expressway PCL                                3,844,700          1,328
================================================================================
WIRELESS TELECOMMUNICATION SERVICES (8.3%)
  Advanced Info Service PCL                             2,852,600          2,348
  Shin Corp., PCL                                       8,981,700(a)       2,103
--------------------------------------------------------------------------------
                                                                           4,451
================================================================================
TOTAL THAI COMMON STOCKS
  (Cost $55,763)                                                          53,181
================================================================================

                                                            NO.OF
                                                         WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.2%)
================================================================================
FOOD PRODUCTS (0.2%)
  Charoen Pokphand Foods PCL, expiring
    4/29/05
    (Cost $--@)                                         1,966,696(a,b)       111
================================================================================

                                                            NO.OF
                                                           RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
  TelecomAsia Corp., PCL
  (Cost $--@)                                             721,421(a,b)        --@
================================================================================

                                                             FACE
                                                           AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.4%)
(INTEREST BEARING DEMAND ACCOUNT)
================================================================================
  Thai Baht
  (Cost $726)                                        THB   32,724            725
================================================================================
TOTAL THAI INVESTMENT PLAN (101.3%)
  (Cost $56,489)                                                          54,017
================================================================================

   The accompanying notes are an integral part of the financial statements.

                                                        THE THAI FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)                        STATEMENT OF NET ASSETS
                                                        DECEMBER 31, 2002

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(0.1%)
================================================================================
REPURCHASE AGREEMENT(0.1%)
  J.P. Morgan Securities Inc.,
    1.05%, dated 12/31/02,
    due 1/02/02 (Cost $37)                              $    37(d)      $     37
================================================================================
TOTAL INVESTMENTS (101.3%)
  (Cost $56,526)                                                          54,054
================================================================================

                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Dividends Receivable                                       17
  Receivable for Fund Shares Sold                             3
  Other                                                      18               38
================================================================================
LIABILITIES (-1.4%)
  Payable For:
  Dividends Declared                                       (518)
  Thai Investment Advisory Fees                             (71)
  U.S. Investment Advisory Fees                             (40)
  Stockholder Reporting Expenses                            (37)
  Directors' Fees and Expenses                              (33)
  Professional Fees                                         (24)
  Custodian Fees                                             (8)
  Administrative Fees                                        (6)            (737)
================================================================================
NET ASSETS (100.0%)
  Applicable to 13,270,268 issued and
    outstanding $ 0.01 par value shares
    (30,000,000 shares authorized)                                    $   53,355
================================================================================
NET ASSET VALUE PER SHARE                                             $     4.02
================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                        $      133
  Paid-in Capital                                                        189,381
  Undistributed (Distributions in Excess of) Net                              43
    Investment Income
  Accumulated Net Realized Gain (Loss)                                  (133,802)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                          (2,400)
================================================================================
TOTAL NET ASSETS                                                      $   53,355
================================================================================

(a) -- Non-income producing.
(b) -- Security valued at fair value - see Note A-1 to financial statements. At December 31, 2002, the Fund held $862,000 of fair-valued securities, representing 1.6% of net assets.
(c) -- Restricted security not registered under the Securies Act of 1933. Aquired 4/89 at a cost of $49,000. At December 31, 2002, this security had a market value of $0, representing 0.0% of net assets.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
 @ --  Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

                                                        THE THAI FUND, INC.

STATEMENT OF OPERATIONS                                 FINANCIAL STATEMENTS

                                                                                                             YEAR ENDED
                                                                                                      DECEMBER 31, 2002
                                                                                                                  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $94 of foreign taxes withheld)                                                              $ 1,799
  Interest                                                                                                            8
=======================================================================================================================
    TOTAL INCOME                                                                                                  1,807
=======================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                          483
  Thai Investment Advisory Fees                                                                                     212
  Professional Fees                                                                                                 133
  Administrative Fees                                                                                               110
  Stockholder Reporting Expenses                                                                                     92
  Custodian Fees                                                                                                     19
  Stockholder Servicing Fees                                                                                         16
  Directors' Fees and Expenses                                                                                        9
  Other Expenses                                                                                                    180
=======================================================================================================================
    TOTAL EXPENSES                                                                                                1,254
=======================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                                  553
=======================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                      (735)
  Foreign Currency Transactions                                                                                      36
=======================================================================================================================
      NET REALIZED GAIN (LOSS)                                                                                     (699)
=======================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                    10,703
=======================================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                                                                                 10,004
=======================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                               $10,557
=======================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                             (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                             $   553             $    236
  Net Realized Gain (Loss)                                                                    (699)             (12,905)
  Change in Unrealized Appreciation (Depreciation)                                          10,703               16,469
=======================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         10,557                3,800
=======================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                       (613)                 (94)
=======================================================================================================================
Capital Share Transactions:
  Reinvestment of Shares (690 shares and 1,865 shares, respectively)                             3                    6
=======================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                  9,947                3,712
=======================================================================================================================
Net Assets:
  Beginning of Period                                                                       43,408               39,696
=======================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
    INVESTMENT INCOME OF $43 AND $66, RESPECTIVELY)                                        $53,355             $ 43,408
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                          THE THAI FUND, INC.

SELECTED PER SHARE DATA AND RATIOS                        FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                            2002+         2001           2000       1999         1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  3.27       $  2.99         $  5.71    $  3.80      $  3.81
------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.04          0.01            0.04      (0.03)       (0.03)
Net Realized and Unrealized Gain (Loss) on Investments       0.76          0.27           (2.74)      1.94         0.21
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.80          0.28           (2.70)      1.91         0.18
------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                     (0.05)        (0.00)#         (0.02)        --        (0.19)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  4.02       $  3.27         $  2.99    $  5.71      $  3.80
========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                     $  3.48       $  3.30         $  2.69    $  7.81      $  5.88
========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                               6.59%        22.95%         (65.40)%    32.98%       15.43%
  Net Asset Value(1)                                        24.27%         9.51%         (47.33)%    50.26%        2.88%
========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                     $53,355       $43,408         $39,696    $75,787      $50,403
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      2.29%         2.29%           2.00%      2.04%        2.32%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                     1.01%         0.54%           0.94%     (0.78)%      (0.97)
Portfolio Turnover Rate                                        29%           27%             15%        50%          78%
------------------------------------------------------------------------------------------------------------------------

#   Amount is less than $0.005.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                                             THE THAI FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                DECEMBER 31, 2002

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized

                                                             THE THAI FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                       DECEMBER 31, 2002

     appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISERS: Morgan Stanley Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

MFC Asset Management Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan's

                                                             THE THAI FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                       DECEMBER 31, 2002

assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows: _

     2002 DISTRIBUTIONS            2001 DISTRIBUTIONS
       PAID FROM:                      PAID FROM:
         (000)                            (000)
----------------------------- ----------------------------
                    LONG-TERM                    LONG-TERM
ORDINARY              CAPITAL       ORDINARY       CAPITAL
  INCOME                GAIN          INCOME          GAIN
----------------------------------------------------------
    $613                $--            $94             $--

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

     UNDISTRIBUTED               UNDISTRIBUTED
    ORDINARY INCOME         LONG-TERM CAPITAL GAIN
        (000)                        (000)
--------------------------------------------------
         $98                         $--
--------------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $56,297,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $2,968,000 of which $8,875,000 related to appreciated securities and $11,843,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryfor-ward for U.S. Federal income tax purposes of approximately $133,337,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,159,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, $1,412,000 will expire on December 31, 2008, $16,272,000 will expire on December 31, 2009 and $4,029,000 will expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund did not defer any capital losses to January 1, 2003, for U.S. Federal income tax purposes.

F. Other: During the year ended December 31, 2002, the Fund made purchases and sales totaling $18,328,000 and $15,191,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in

                                                             THE THAI FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                         DECEMBER 31, 2002

the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At December 31, 2002, the deferred fees payable, under the Compensation Plan totaled $33,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Directors' Fees and Expenses were increased by $7,463 due to these fluctuations.

On December 13, 2002, the Board of Directors declared a distribution of $0.0390 per share, derived from net investment income, payable on January 31, 2003 to stockholders of record on December 24, 2002.

                                                             THE THAI FUND, INC.

INDEPENDENT AUDITORS' REPORT                                 DECEMBER 31, 2002

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
THE THAI FUND, INC.

We have audited the accompanying statement of net assets of The Thai Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thai Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 7, 2003

                                                             THE THAI FUND, INC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)                 OVERVIEW

Independent Directors:

                                                                            NUMBER OF
                                        TERM OF                             PORTFOLIOS IN
                                        OFFICE AND                          FUND
                            POSITION(S) LENGTH OF                           COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME       PRINCIPAL OCCUPATION(S)  OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                    REGISTRANT  SERVED*    DURING PAST 5 YEARS      DIRECTOR**     DIRECTOR
------------------------    ----------  ---------- -----------------------  -------------  ---------------------------------------
John D. Barrett II (67)     Director    Director   Chairman and Director of 71             Director of the Ashoforth Company (real
565 Fifth Avenue                        since      Barrett Associates, Inc.                estate).
New York, NY 10017                      1996       (investment counseling).

Thomas P. Gerrity (61)      Director    Director   Professor of Management, 71             Director, ICG Commerce, Sunoco; Fannie
219 Grays Lane                          since      formerly Dean, Wharton                  Mae; Reliance Group Holdings, Inc., CVS
Haverford, PA 19041                     2001       School of Business,                     Corporation and Knight-Ridder, Inc.
                                                   University of
                                                   Pennsylvania; formerly
                                                   Director, IKON Office
                                                   Solutions, Inc., Fiserv,
                                                   Digital Equipment
                                                   Corporation,
                                                   Investor Force Holdings,
                                                   Inc. and Union Carbide
                                                   Corporation.

Gerard E. Jones (65)        Director    Director   Of Counsel, Shipman &    72             Director of Tractor Supply Company,
Shipman & Goodwin, LLP                  since      Goodwin, LLP (law firm).                Tiffany Foundation, and Fairfield County
43 Arch Street                          1996                                               Foundation. Director of The India Magnum
Greenwich, CT 06830                                                                        Fund Ltd.

Joseph J. Kearns (60)       Director    Director   Investment consultant;   71             Director, Electro Rent Corporation and
Kearns & Associates LLC                 since      formerly CFO of The J.                  The Ford Family Foundation.
PMB 754                                 2001       Paul Getty Trust.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)      Director    Director   Formerly, Executive Vice 71             Director, Banner Life Co.; William Penn
702 Shackamaxon Drive                   since      President, Chief                        Life Insurance Company of New York.
Westfield, NJ 07090                     2001       Financial Officer,
                                                   Director and Member of
                                                   the Executive Committee
                                                   of Sperry Corporation
                                                   (now part of Unisys
                                                   Corporation).

C. Oscar Morong, Jr. (67)   Director    Director   Managing Director,       71             Trustee of the mutual funds in the
1385 Outlook Drive West                 since      Morong Capital                          Smith Barney/CitiFunds complex.
Mountainside, NJ 07092                  2001       Management; formerly,
                                                   Senior Vice President
                                                   and Investment Manager
                                                   for CREF, TIAA-CREF
                                                   Investment Management,
                                                   Inc. (investment
                                                   management); formerly,
                                                   Director, The Indonesia
                                                   Fund (mutual fund).

William G. Morton, Jr. (65) Director    Director   Chairman Emeritus and    71             Director of Radio Shack Corporation
304 Newbury Street, #560                since      former Chief Executive                  (electronics).
Boston, MA 02115                        2000       Officer of Boston Stock
                                                   Exchange.

Michael Nugent (66)         Director    Director   General Partner, Triumph 194            Director of various business
c/o Triumph Capital, L.P.               since      Capital, L.P. (private                  organizations; Chairman of the Insurance
237 Park Avenue                         2001       investment partnership);                Committee and Director or Trustee of the
New York, NY 10017                                 formerly, Vice                          retail families of funds advised by
                                                   President, Bankers Trust                Morgan Stanley Investment Advisors Inc.
                                                   Company and BT Capital
                                                   Corporation.

Fergus Reid (70)            Director    Director   Chairman and Chief       72             Trustee and Director of approximately 30
85 Charles Colman Blvd.                 since      Executive Officer of                    investment companies in the JPMorgan
Pawling, NY 12564                       1996       Lumelite Plastics                       Funds complex managed by JPMorgan
                                                   Corporation.                            Investment Management Inc. Director of
                                                                                           The India Magnum Fund Ltd.

                                                             THE THAI FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D)                    OVERVIEW

Interested Directors:

                                                                            NUMBER OF
                                      TERM OF                               PORTFOLIOS IN
                                      OFFICE AND                            FUND
                          POSITION(S) LENGTH OF                             COMPLEX
NAME, AGE AND ADDRESS OF  HELD WITH   TIME       PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                  REGISTRANT  SERVED*    DURING PAST 5 YEARS        DIRECTOR**     DIRECTOR
------------------------  ----------  ---------- -----------------------    -------------  ---------------------------------------
Barton M. Biggs (70)      Chairman    Chairman   Chairman, Director and     72             Member of the Yale Development Board
1221 Avenue of the        and         and        Managing Director of
Americas                  Director    Director   Morgan Stanley
New York, NY 10020                    since      Investment Management Inc.
                                      1996       and Chairman and Director
                                                 of Morgan Stanley
                                                 Investment Management
                                                 Limited; Managing Director
                                                 of Morgan Stanley & Co.
                                                 Incorporated; Director and
                                                 Chairman of the Board of
                                                 various U.S. registered
                                                 companies managed by
                                                 Morgan Stanley Investment
                                                 Management Inc.

Ronald E. Robison (63)    President   President  President and Trustee;     72
1221 Avenue of the        and         and        Chief Global Operations
Americas                  Director    Director   Officer and Managing
New York, NY 10020                    since      Director of Morgan Stanley
                                      2001       Investment Management,
                                                 Inc.; Managing Director of
                                                 Morgan Stanley & Co.
                                                 Incorporated; formerly,
                                                 Managing Director and
                                                 Chief Operating Officer of
                                                 TCW Investment Management
                                                 Company; Director and
                                                 President of various funds
                                                 in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                                             THE THAI FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D)                    OVERVIEW

                                             POSITION(S)  TERM OF OFFICE
                                             HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT   TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------  --------------  ---------------------------------------------------------
Ronald E. Robison (63)                       President    President and   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and          Director since  Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                  Director     2001            President of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          previously, Managing Director and Chief Operating Officer
                                                                          of TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with New York law firm of Rogers & Wells
New York, NY 10020                                                        (now Clifford Chance US LLP); Vice President of certain
                                                                          funds in the Fund Complex.

Lorraine Truten (41)                         Vice         Vice President  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President    since 2001      Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                               Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                        Stanley Fund Distribution, Inc. formerly, President of
                                                                          Morgan Stanley Institutional Fund Trust; Vice President
                                                                          of certain funds in the Fund Complex.

Mary E. Mullin (35)                          Secretary    Secretary       Vice President of Morgan Stanley & Co., Incorporated and
Morgan Stanley Investment Management Inc.                 since 1999      Morgan Stanley Investment Management, Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firms of McDermott,
New York, NY 10020                                                        Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                          LLP; Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                        Treasurer    Treasurer       Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                 since 2002      and Morgan Stanley Investment Management Inc. and
1221 Avenue of the Americas                                               Treasurer of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          formerly, with Price Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.            Treasurer    Treasurer       Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                         since 2001      Company); formerly, Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                     LLP (now PricewaterhouseCoopers LLP). Assistant Treasurer
                                                                          of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                             THE THAI FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may issue shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353